Prospectus Supplement	December 30, 2022

Putnam PanAgora Risk Parity Fund
Prospectuses dated December 30, 2022

At a meeting held on November 18, 2022, the Board of Trustees of Putnam Investment Funds (the “Trust”) approved a plan to liquidate Putnam PanAgora Risk Parity Fund (the “Fund”), a series of the Trust (the “Plan”), upon recommendation by Putnam Investment Management, LLC, the Fund’s investment adviser. The liquidation of the Fund is expected to occur on or about January 26, 2023 (the “Liquidation Date”), although the Fund may make dispositions of portfolio holdings prior to the Liquidation Date.

Effective as of December 9, 2022, the Fund will be closed to new purchases, other than the automatic reinvestment of dividends, in anticipation of the liquidation. Shareholders can redeem their shares from the Fund at any time on or before the close of business on January 26, 2023 at the then-current net asset value.

As soon as reasonably practicable after the Liquidation Date, after the payment of (or provision for) all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Fund, and after determination of any dividend(s) to be paid pursuant to the Plan, the Fund will liquidate its remaining assets and distribute cash pro rata to all remaining shareholders as of January 26, 2023 who have not previously redeemed all of their Fund shares or exchanged their Fund shares for those of another Putnam fund.

Shareholders should consult their tax advisors about the tax implications of the liquidation of the Fund.

332415 - 12/22